UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 26, 2007 (September 26, 2007)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (203) 504-1020

_____________________________________________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On September 26, 2007, Aircastle Limited (the “Company”) filed with the Securities and Exchange Commission a Registration Statement on Form S-3 (the “Registration Statement”) and a preliminary prospectus supplement to the prospectus included in the Registration Statement (the “Prospectus Supplement”).  In the Prospectus Supplement, the Company made certain statements in the section entitled “Prospectus Supplement Summary–Third Quarter Financial Information” regarding the quarter ending September 30, 2007, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Section 8 – Other Events

Item 8.01 Other Events.

On September 26, 2007, the Company issued a press release announcing its filing with the Securities and Exchange Commission of a Registration Statement on Form S-3 for a proposed primary and secondary offering of the Company’s common shares. A copy of the press release is furnished herewith as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
99.1	Excerpt from the Prospectus Supplement included under the caption “Preliminary Prospectus Summary–Third Quarter Financial Information”
99.2	Press release dated September 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: September 26, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Excerpt from the Prospectus Supplement included under the caption “Preliminary Prospectus Summary–Third Quarter Financial Information”
99.2	Press release dated September 26, 2007

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